SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: August 8, 1997




                              FIRSTBANK CORPORATION
             (Exact name of Registrant as specified in its charter)






    Michigan                      0-14209                         38-2633910
(State or other             (Commission File No.)               (IRS Employer
 Jurisdiction of                                             Identification No.)
 incorporation)


                              Firstbank Corporation
                              311 Woodworth Avenue
                                 Alma, MI 48801
                                 (517) 463-3131
               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)

     This amendment is filed pursuant to the provisions of paragraphs (a) (4) and (b) (2) of Item 7 of Form 8-K.

     The undersigned registrant hereby amends Item 7, Financial Statements and Exhibits, of its Current Report on Form 8-K, dated August 22, 1997 (the "Form 8-K"), as set forth in the following pages.

     Pursuant to paragraphs (a) (4) and (b) (2) of Item 7 of Form 8-K, Item 7 of the Form 8-K is hereby amended to file certain of the financial statements and pro forma financial information required to be filed in connection with the Merger reported in Item 2 of the Form 8-K.

Item 7.  Financial Statements and Exhibits.

          (a) Financial Statements of Business Acquired. The following financial statements of Lakeview are filed as part of this report:

               (i) The Audited Consolidated Financial Statements of Lakeview included under the caption "LAKEVIEW FINANCIAL CORPORATION--Audited Consolidated Financial Statements" on pages 98 through 118, inclusive, of the Form S-4 Registration Statement of Firstbank (Registration No. 333-29693), filed with the Commission on June 20, 1997, are incorporated herein by reference, which include:

                    (A) Independent Auditor's Report of Crowe, Chizek and Company LLP, dated February 20, 1997;

                    (B) Consolidated Balance Sheets at December 31, 1996 and December 31, 1995;

                    (C) Consolidated Statements of Income for the years ended December 31, 1996, 1995, and 1994;

                    (D) Consolidated  Statements of Stockholders' Equity for the
               years ended December 31, 1996, 1995, and 1994;

                    (E) Consolidated Statements of Cash Flows for the years ended December 31, 1996, 1995, and 1994; and

                    (F) Notes to Consolidated Financial Statements.

               (ii)  Interim   financial   statements  for  Lakeview   Financial
          Corporation as of June 30, 1997 as follows:

                    (A) Interim Balance Sheet at June 30, 1997;

                    (B) Interim  Statements of Income for the six-month  periods ended June 30, 1997 and 1996; and

                    (C) Interim Statements of Cash Flows for the six-month periods ended June 30, 1997 and 1996.

          (b) Pro Forma Financial Information. The following pro forma financial statements of Firstbank are filed as part of this Report:

               (i)  Pro  Forma  Condensed  Combined   Financial   Statements  of
          Firstbank Corporation as follows:

                    (A) Introduction to Pro Forma Condensed  Combined  Financial
               Statements;

                    (B) Pro Forma  Consolidated  Income  Statement  for the year ended December 31, 1996; and

                    (C) Notes to the Unaudited Pro Forma Condensed  Consolidated
               Financial Statements.

               (ii)  Interim  Pro  Forma   financial   statements  of  Firstbank
          Corporation as follows:

                    (A) Pro Forma Condensed Balance Sheet at June 30, 1997; and

                    (B)  Pro  Forma   Consolidated   Income  Statement  for  the
               six-month period ended June 30, 1997.

          (c) Exhibits. The following exhibit is furnished with or incorporated by reference into this Current Report:

  Exhibit No.                              Document

     2.1 Agreement and Plan of Merger between Lakeview Financial Corporation and Firstbank Corporation, dated as of April 17, 1997, as amended by Amendment No. 1 dated June 18, 1997. Included as Appendix A to the Prospectus and Proxy Statement, filed as part of the Form S-4 Registration Statement of Firstbank Corporation (Registration Statement No. 333-29693), on June 20, 1997, incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FIRSTBANK CORPORATION




                                        By /s/ Mary Deci
                                           Mary Deci
                                           Vice President, Treasurer, Secretary,
                                           and Chief Financial Officer


Date: October 7, 1997

                                  EXHIBIT INDEX


Exhibit 2.1 -       Agreement  and Plan of  Merger  between  Lakeview  Financial
                    Corporation and Firstbank Corporation, dated as of April 17,
                    1997,  as amended by  Amendment  No. 1 dated June 18,  1997.
                    Included  as  Appendix  A  to  the   Prospectus   and  Proxy
                    Statement,  filed  as  part  of the  Form  S-4  Registration
                    Statement of Firstbank Corporation  (Registration  Statement
                    No. 333-29693), on June 20, 1997, incorporated herein by reference.

                         LAKEVIEW FINANCIAL CORPORATION
                           CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1997

ASSETS
Cash and due from banks ....................................         $ 4,152,700
                                                                     -----------
          Total cash and cash equivalents ..................           4,152,700

Securities available for sale ..............................          13,261,204
Loans, net .................................................          66,833,497
Premises and equipment .....................................           1,956,906
Interest receivable ........................................             686,659
Other assets ...............................................           1,386,648
                                                                     -----------
TOTAL ASSETS ...............................................         $88,277,614
                                                                     ===========
LIABILITIES
Deposits ...................................................         $75,540,359
Other borrowings ...........................................           2,250,000
Accrued interest and other liabilities .....................         $ 1,489,634
                                                                     -----------
          Total liabilities ................................          79,279,993

ESOP securities ............................................             238,896

SHAREHOLDERS' EQUITY
Common stock ...............................................           2,195,996
Additional paid in capital .................................             941,699
Retained earnings ..........................................           5,441,576
Unrealized gain on available for sale securities............             179,454
                                                                     -----------
          Total shareholders' equity .......................           8,758,725
                                                                     -----------
TOTAL LIABILITIES AND ......................................         $88,277,614
SHAREHOLDERS' EQUITY
                                                                     ===========

                         LAKEVIEW FINANCIAL CORPORATION
                        CONSOLIDATED STATEMENT OF INCOME
                FOR THE SIX MONTHS ENDING JUNE 30, 1997 AND 1996

                                                         June 30,       June 30,
                                                          1997            1996
                                                      -------------   -----------
Interest income:
  Interest and fees on loans ...................      $3,145,604      $2,802,178
  Investment securities ........................         469,465         544,603
  Short term investments .......................           3,569          17,326
                                                      ----------      ----------
          Total interest income ................       3,618,638       3,364,107


 Interest expense ..............................       1,558,475       1,464,462
                                                      ----------      ----------

          Net interest income ..................       2,060,163       1,899,645
 Provision  for  loan  losses ..................         120,000          40,000
                                                      ----------      ----------
          Net interest income after
            provision for loan losses ..........       1,940,163       1,859,645

 Noninterest income ............................         254,130         371,571

 Noninterest expense:
  Salaries and Employee Benefits ...............         755,138         859,474
  Occupancy ....................................         280,389         293,424
  Other ........................................         550,014         532,400
                                                      ----------      ----------
          Noninterest expense ..................       1,585,541       1,685,298

 Income before federal income taxes ............         608,752         545,918

 Federal income taxes ..........................         167,210         137,556
                                                      ----------      ----------
                    NET INCOME .................      $  441,542      $  408,362
                                                      ==========      ==========
 Per Share:
                    NET INCOME .................      $     0.62      $     0.58
                                                      ==========      ==========

                         LAKEVIEW FINANCIAL CORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                 For the six months ended June 30, 1997 and 1996

                                                                     1997           1996
OPERATING ACTIVITIES
     Net income ..............................................   $   441,542    $   408,362
     Adjustments to reconcile net
         income to net cash provided
         by operating activities
       Provision for loan losses .............................       120,000         40,000
       Depreciation of premises and equipment ................       131,252        120,203
       Net accretion of security premiums/discounts ..........       (54,073)       (34,738)
       Gain on sale of securities ............................        (2,410)       (25,052)
       Amortization of goodwill and other intangibles ........         3,000          3,000
       Increase in accrued interest receivable
           and other assets ..................................       (37,090)      (386,053)
       Increase(decrease) in accrued interest
           payable and other liabilities .....................      (209,513)     1,110,039
                                                                 ===========    ===========
   NET CASH PROVIDED BY OPERATING ACTIVITIES .................       392,708      1,235,761

INVESTING ACTIVITIES
     Proceeds from sale of securities available for sale .....       499,777        679,154
     Proceeds from maturities of securities available for sale     1,027,190      1,289,232
     Purchases of securities available for sale ..............      (500,000)    (2,862,225)
     Net increase in portfolio loans .........................    (3,501,312)    (3,898,562)
     Net purchases of premises and equipment .................       (15,264)       (83,246)
                                                                 ===========    ===========
                    NET CASH USED IN INVESTING ACTIVITIES ....    (2,489,609)    (4,875,647)

FINANCING ACTIVITIES
    Net increase (decrease) in deposits ......................     1,456,182       (367,706)
    Increase in other borrowings .............................       237,048        903,643
    Cash proceeds from issuance of common stock ..............           258        215,214
    Common stock repurchased .................................                      (15,884)
    Cash dividends ...........................................      (131,495)      (652,142)
                                                                 ===========    ===========
               NET CASH PROVIDED BY FINANCING ACTIVITIES .....     1,561,993         83,125

   DECREASE IN CASH AND CASH EQUIVALENTS .....................      (534,908)    (3,556,761)
 Cash and cash equivalents at beginning of period ............     4,687,608      7,166,891
                                                                 ===========    ===========
          CASH AND CASH EQUIVALENTS AT END OF PERIOD .........   $ 4,152,700    $ 3,610,130
                                                                 ===========    ===========

 Supplemental Disclosure
     Interest Paid ...........................................   $ 1,517,509    $ 1,460,739
     Income Taxes Paid .......................................   $   187,500    $   125,000

               UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

            FIRSTBANK CORPORATION AND LAKEVIEW FINANCIAL CORPORATION

The shareholders of Lakeview Financial Corporation approved the merger of Lakeview Financial Corporation and Firstbank Corporation at their shareholders' meeting on August 7, 1997. The merger, which occurred as of 5 P.M. on August 8, 1997, dissolved Lakeview Financial Corporation and established Bank of Lakeview as a wholly owned subsidiary of Firstbank Corporation.

The following unaudited pro forma condensed balance sheet as of June 30, 1997 and the pro forma condensed consolidated statements of income for the six months ended June 30, 1997 and for the year ended December 31, 1996, give effect to the acquisition of Lakeview Financial Corporation based on the historical consolidated financial statements of Firstbank Corporation and Lakeview Financial Corporation and their subsidiaries under the assumptions and adjustments set forth below and in the accompanying notes to the pro forma financial statements.

The acquisition of Lakeview Financial Corporation will be accounted for as a purchase transaction and, therefore, is included in the pro forma condensed balance sheet as of June 30, 1997 as if the transaction had become effective on such date. The acquisition of Lakeview Financial Corporation is also reflected in the pro forma consolidated statements of income for the six months ended June 30, 1997 and for the year ended December 31, 1996, as if the transaction had become effective at the beginning of the periods presented, giving effect to the pro forma adjustments described therein. The purchase accounting adjustments reflected in the pro forma financial statements are based on management estimates of the fair value of Lakeview Financial Corporation assets and liabilities.

The pro forma financial statements have been prepared by the management of Firstbank Corporation and Lakeview Financial Corporation based upon their respective consolidated financial statements. These pro forma financial statements may not be indicative of the results that actually would have occurred if the acquisition of Lakeview Financial Corporation had been in effect on the dates indicated or which may be obtained in the future.

                              FIRSTBANK CORPORATION
                           PRO FORMA INCOME STATEMENT
                 FOR THE TWELVE MONTHS ENDING DECEMBER 31, 1996

                                         Firstbank      Lakeview Financial   Acquisition         Pro Forma
                                        Corporation        Corporation       Adjustments         Consolidated
 Interest income:
  Interest and fees on loans ........   $ 27,402,391    $  6,033,608                             $ 33,435,999
  Investment securities .............      3,438,354       1,139,365                                4,577,719
  Short term investments ............        175,064               0              (39,000)   5        136,064
                                        ============    ============         ============        ============
          Total interest income .....     31,015,809       7,172,973              (39,000)         38,149,782

 Interest expense:
  Deposits ..........................     12,581,008       2,970,068                               15,551,076
  Notes payble and other ............        699,718          71,107                                  770,825
                                        ============    ============         ============        ============
          Total interest expense ....     13,280,726       3,041,175                               16,321,901
          Net interest income .......     17,735,083       4,131,798              (39,000)         21,827,881
 Provision  for  loan  losses .......      1,838,000         180,000                                2,018,000
                                        ============    ============         ============        ============
          Net  interest  income after
            provision for loan losses     15,897,083       3,951,798              (39,000)         19,809,881
 Noninterest income .................      3,297,356         583,535                                3,880,891
 Noninterest expense ................     12,790,051       3,333,463               50,000    6     16,505,514
                                                                                  121,000    7
                                                                                  211,000    8
                                        ============    ============         ============        ============
                                                                                  382,000
 Income before  federal income taxes       6,404,388       1,201,870             (421,000)          7,185,258
                                                                                  (13,000)   9
 Federal income taxes ...............      1,761,000         317,897              (58,000)  10      2,007,897
                                        ============    ============         ============        ============

          NET INCOME ................   $  4,643,388    $    883,973             (350,000)       $  5,177,361
                                        ============     ===========          ============       ============
 Per Share:
          NET INCOME ................   $       2.86    $       1.28                             $       2.56
                                        ============    ============                             ============


Average shares outstanding ..........      1,621,652         693,178                                2,019,759

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS


The accompanying pro forma financial statements reflect the merger of Lakeview Financial Corporation into Firstbank Corporation using the purchase method of accounting. The purchase price is based on a fixed exchange ratio of .5839 shares of Firstbank Corporation stock for each share of Lakeview Financial Corporation stock. The value of the merger is approximately $17,069,000.

Shareholders of Lakeview Financial Corporation could elect to exchange their shares for shares of Firstbank Corporation stock or cash, as long as the total cash consideration did not exceed 35% of the merger value. Cash elections of approximately 1% of Lakeview Financial Corporation shares and 36% of options were received prior to the merger.

     STOCK EXCHANGE
          LFC shares outstanding             657,484
          Conversion ratio                     .5839
          FBC stock equivalent               383,905
          Sale price                           41.23
          Total value                    $15,828,000
          98.7% Stock                                        $15,617,000
          1.3% Cash                                              211,000

     OPTION EXCHANGE
          Incentive and Nonqualified Stock Options
          LFC options outstanding            112,031
          Conversion ratio                     .2644
          FBC stock equivalent                29,621
          Sale price                           41.23
          Total value                     $1,221,000
          64.1% Stock                                            781,000
          35.9% Cash                                             440,000

          Employee Stock Options
          LFC options outstanding              1,487
          Conversion ratio                     .3321
          FBC stock equivalent                   494
          Sale price                           41.23
          Total value                        $20,000
          77.9% Stock                                             16,000
          22.1% Cash                                               4,000
     Total purchase price                                    $17,069,000

Estimated ending Firstbank Corporation Common Stock:
     Shares prior to merger at June 30, 1997                   1,642,334
     Shares issued pursuant to merger                            398,107
                                                               2,040,441

Of the total excess of cost over shareholders' equity of approximately $8,013,000, fixed assets will be adjusted $4,000,000. Land and building values will each be increased $2,000,000 with the building depreciation recognized over 40 years. As the difference between estimated market value and book value of Lakeview Financial Corporation's loans and deposits at June 30, 1997 is insignificant, no purchase accounting adjustments are made for these assets and liabilities. An additional $1,822,000 will be recognized as core deposit intangibles with the remainder of the excess classified as goodwill. Goodwill will be amortized straight line over 20 years, and core deposit intangibles will be amortized over 15 years.

(1) To record the purchase of Lakeview Financial Corporation.

(2) To eliminate the investment in Lakeview Financial Corporation, Lakeview Financial Corporation shareholders' equity, record the revaluation of buildings and land, and record intangibles.

(3) To record deferred tax on revaluation of fixed assets and core deposit intangibles as these are not deductible for tax purposes.

(4) To eliminate ESOP securities.

(5) Reduction of short term investment income from cash paid in acquisition.

          $655,000 at 6%

          39,000  lost income - year
          20,000 lost income - six months

(6) Depreciation on market value adjustment of buildings.

          $2,000,000/40=50,000 yearly expense
                        25,000 six month expense

(7) Core deposit amortization
          $1,822,000/15=$121,000 per year
                        $ 61,000 per six months

(8) Goodwill amortization
          $4,229,000/20=211,000 per year
                        106,000 per six months

(9) Federal income tax benefit at 34% for reduction in short term investment income
          $39,000 * 34% = 13,000 per year
           20,000 * 34% = 7,000 per six months

(10) Deferred tax debit for items excludable from federal income tax calculation

                                             Year             Six Months
         Core deposit amortization           121,000          61,000
         Depreciation on market
                  value adjustment            50,000          25,000
                                              ------          ------
                  Total                      171,000          86,000
         Tax rate 34%-deferred tax            58,000          29,000

                              FIRSTBANK CORPORATION
                             PRO FORMA BALANCE SHEET
                                  JUNE 30,1997

                                               Firstbank       Lakeview Financial      Acquisition              Pro Forma
                                              Corporation         Corporation          Adjustments            Consolidated
 ASSETS
 Cash and due from banks ..................   $  21,148,119    $   4,152,700           ($    655,000)   1    $  24,645,819
 Short term investments ...................       2,532,685                                                      2,532,685
                                              =============    =============           =============         =============
          Total cash and cash equivalents .      23,680,804        4,152,700                (655,000)           27,178,504
 Securities available for sale ............      63,872,770       13,636,403                                    77,509,173
 Loans, net ...............................     322,219,633       66,833,497                                   389,053,130
 Premises and equipment ...................       8,106,091        1,956,906               4,000,000    2       14,062,997
 Investment in subsidiary .................                                               17,069,000    1                0
                                                                                         (17,069,000)   2
 Goodwill .................................       2,413,952           20,871               2,249,379    2        6,663,202
                                                                                           1,979,000    3
 Core deposit intangibles .................         994,854                                1,822,000    2        2,816,854
 Other assets .............................       6,733,301        1,677,237                                     8,410,538
                                              =============    =============           =============         =============
TOTAL ASSETS ..............................   $ 428,021,405    $  88,277,614           $   9,395,379         $ 525,694,398
                                              =============    =============           =============         =============

 LIABILITIES
 Deposits .................................   $ 364,800,724    $  75,540,359                                 $ 440,341,083
 Securities sold under agreements to
    repurchase and overnight borrowings ...      20,649,161          250,000                                    20,899,161
 Notes payable ............................       3,040,465        2,000,000                                     5,040,465
 Accrued interest and other liabilities ...       4,473,681        1,489,634           $   1,979,000    3        7,942,315
                                              =============    =============           =============         =============
          Total liabilities ...............     392,964,031       79,279,993               1,979,000           474,223,024

 ESOP securities ..........................                          238,896                (238,896)   4                0

 SHAREHOLDERS' EQUITY
 Preferred stock
 Common stock .............................      24,686,360        2,195,996              16,414,000    1       41,100,360
                                                                                          (2,229,242)   2
                                                                                              33,246
 Additional paid in capital ...............                          941,699              (1,147,349)   2                0
                                                                                             205,650    4
 Retained earnings ........................       9,961,679        5,441,576              (5,441,576)   2        9,961,679
 Unrealized gain on available for
sale securities ...........................         409,335          179,454                (179,454)   2          409,335
                                              =============    =============           =============         =============
          Total shareholders' equity ......      35,057,374        8,758,725               7,655,275            51,471,374
                                              =============    =============           =============         =============
 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY   $ 428,021,405    $  88,277,614           $   9,395,379         $ 525,694,398
                                              =============    =============           =============         =============

                              FIRSTBANK CORPORATION
                           PRO FORMA INCOME STATEMENT
                     FOR THE SIX MONTHS ENDING JUNE 30, 1997

                                            Firstbank         Lakeview Financial       Acquisition              Pro Forma
                                           Corporation            Corporation          Adjustments              Consolidated
 Interest income:
  Interest and fees on loans               $14,939,630              $3,145,604                                  $18,085,234
  Investment securities                      1,823,746                 469,465                                    2,293,211
  Short term investments                        99,349                   3,569              (20,000)     5           82,918
                                        ==============          ==============         ============             ===========
          Total interest income             16,862,725               3,618,638              (20,000)             20,461,363

 Interest expense:
  Deposits                                   7,081,086               1,512,727                                    8,593,813
  Notes payble and other                       336,568                  45,748                                      382,316
                                        ==============          ==============         ============             ===========
          Total interest expense             7,417,654               1,558,475                                    8,976,129
          Net interest income                9,445,071               2,060,163              (20,000)             11,485,234
 Provision  for  loan  losses                  713,000                 120,000                                      833,000
                                         =============          ==============         ============             ===========
          Net interest income after
             provision for loan losses       8,732,071               1,940,163              (20,000)             10,652,234
 Noninterest income                          1,567,397                 254,130                                    1,821,527
 Noninterest expense                         6,907,330               1,585,541               25,000      6        8,684,871
                                                                                             61,000      7
                                                                                            106,000      8
                                         =============          ==============         ============             ===========
                                                                                            192,000

 Income before  federal income taxes         3,392,138                 608,752             (212,000)              3,788,890
                                                                                             (7,000)     9
 Federal income taxes                          943,000                 167,210              (29,000)    10        1,074,210
                                         =============          ==============         ============             ===========


          NET INCOME                        $2,449,138                $441,542            ($176,000)             $2,714,680
                                         =============          ==============         ============             ===========
 Per Share:

          NET INCOME                             $1.50                   $0.62                                        $1.34
                                         =============          ==============                                  ===========

Average shares outstanding                   1,634,103                 708,902                                    2,032,210